EXHIBIT 10.3

Execution Copy

MARKETING AGREEMENT

This Marketing Agreement (this “Agreement”) is made and entered into as of September __, 2018 (the “Effective Date”), between Loop Industries, Inc., a Nevada corporation with a principal place of business at 480 Fernand-Poitras, Terrebonne, Quebec, Canada (“Loop”), and Indorama Loop Technologies, LLC, a Delaware limited liability company with a principal place of business at [***] (“Joint Venture Company”) (each of Loop and Joint Venture Company is a “Party”; together they are the “Parties”).

BACKGROUND

A. Loop and its Subsidiaries (collectively, “Loop Parties”) have developed a proprietary depolymerization process that decouples plastic from fossil fuels, producing dimethylterepthalate (“DMT”) and monoethylene glycol (“MEG”) for the production of polyethylene terephthalate (“PET”) plastic that can be used for a variety of polyester applications.

B. Concurrently with the execution of this Agreement, Loop Innovations, LLC, a Delaware limited liability company and a subsidiary of Loop (“Loop Innovations”), and Indorama Ventures Holdings LP, a Delaware limited partnership (“IVH”), have formed Joint Venture Company to develop, construct, own and operate chemical upcycling polyester resin (“CUPET”) plants through SPVs (as defined below), the initial of which will be at the facility of [***], a Delaware corporation and a subsidiary of IVH, located in [***], the United States of America (such facility, the “[***] Facility”), and to, among other things, manufacture Licensed Products (as defined below) at the [***] Facility, and potentially other facilities, for sale throughout the world (such contemplated venture, the “CUPET Project”).

C. Concurrently herewith, Loop has entered into the License Agreement (as defined below) with Joint Venture Company to provide it and SPVs a license to use proprietary technology for the production of DMT and MEG to enable the production of Licensed Product.

D. Loop retains its sole and exclusive right to enter into Loop Sales Contracts (as defined below) for the supply of Licensed Products to Authorized Customers (as defined below), subject to Joint Venture Company’s rights in this Agreement.

E. Loop desires to assign rights and obligations with respect to the fulfillment of a specific volume and delivery of Product (as defined below) under Loop Sales Contracts to Joint Venture Company, and Joint Venture Company desires to manufacture and fulfill such Product supply requirements, either directly or through an SPV, as determined by the Parties, all in accordance with the terms and conditions set forth in this Agreement.

Now, therefore, in consideration of the mutual covenants and premises contained in this Agreement, and other good and valuable consideration, the Parties agree as follows.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 1

DEFINITIONS

1.1 [***]

1.2 “Acceptance Notice” has the meaning set forth in Section 2.3.

1.3 “Affiliate” means, with respect to a Party, any corporation or other entity that is directly or indirectly controlling, controlled by or under the common control with such Party. For the purpose of this definition, “control” means the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

1.4 “Alternate Producer” has the meaning set forth in Section 2.3.

1.5 “Assignment” has the meaning set forth in Section 2.4.

1.6 “Assignment Date” has the meaning set forth in Section 2.4.

1.7 “Authorized Customer” means a Loop Party customer that is a party to a Transferred Contract, solely with respect to the Product quantities covered by the Transferred Contract.

1.8 “Business Day” means any day, other than a Saturday, Sunday or legal holiday, on which banks in Montreal or South Carolina are open for the conduct of their commercial banking business.

1.9 “Considered Contract” has the meaning set forth in Section 2.2.

1.10 “Contract Eligibility Framework” means, with respect to any Proposed Contract, those criteria set forth Exhibit B.

1.11 “Eligible Contract” has the meaning set forth in Section 2.2.

1.12 “Joint Venture Company” has the meaning set forth in the Recitals.

1.13 “Joint Venture Party” means each of Joint Venture Company and each SPV.

1.14 “License Agreement” means that certain License Agreement between Loop and Joint Venture Company dated as of the Effective Date, as amended, modified or supplemented from time to time (including, for the avoidance of doubt, any changes to the list of Licensed Facilities therein).

1.15 “Licensed Facilities” has the meaning set forth in the License Agreement.

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1.16 “Licensed Products” has the meaning set forth in the License Agreement.

1.17 “Licensed Subject Matter” has the meaning set forth in the License Agreement.

1.18 “LLC Agreement” means the Limited Liability Company Agreement of the Joint Venture Company between Loop Innovations and IVH, as amended, modified or supplemented from time to time.

1.19 “Loop Sales Contract” means a contract between a Loop Party and a third-party customer for the Loop Party’s sale to the customer, and the customer’s purchase from the Loop Party, of a specified quantity of Loop-branded Products produced using Licensed Subject Matter.

1.20 “Marketing and Sale Restriction” has the meaning set forth in Section 2.7.

1.21 “Products” means recycled or upcycled PET resins.

1.22 “Proposed Contract” has the meaning set forth in Section 2.2.

1.23 “Proposed Contract Notice” has the meaning set forth in Section 2.2.

1.24 “Rejection Notice” has the meaning set forth in Section 2.3.

1.25 “Review Period” has the meaning set forth in Section 2.3.

1.26 “SPV” means each Subsidiary of Joint Venture Company which operates a Licensed Facility.

1.27 “Subsidiary” means, with respect to a Party, any Affiliate of the Party that is directly or indirectly controlled by the Party (with “control” having the meaning provided in Section 2).

1.28 “Transferred Contract” means any Proposed Contract that is accepted or deemed accepted as a Transferred Contract pursuant to Section 2.3.

ARTICLE 2

PRODUCT SALES

2.1 Loop Sales Contracts. As between the Parties, subject to Section 2.7, Loop shall have the sole and exclusive right to enter into agreements for the sale of Loop-branded Products or any Products produced using Licensed Subject Matter, and the exclusive right to set the price and quantity to be supplied under each Loop Sales Contract and other terms and conditions as determined by Loop in its commercially reasonable discretion.

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2.2 Proposed Contracts and Proposed Contract Notice. Loop shall give Joint Venture Company prompt written notice, in the form of Exhibit A attached to this Agreement, [***] and (b) pursuant to which Loop offers to assign all of its rights and obligations under such Loop Sales Contract to Joint Venture Company (each such notice, a “Proposed Contract Notice”). Along with each Proposed Contract Notice, Loop shall deliver to Joint Venture Company a complete copy of the executed Loop Sales Contract (the “Proposed Contract”). The Proposed Contract Notice shall contain information necessary to establish whether the Proposed Contract meets the criteria set forth in the Contract Eligibility Framework. Each such Proposed Contract that (i) meets the criteria set forth in the Contract Eligibility Framework and (ii) contains no other terms or conditions other than those set forth in the Contract Eligibility Framework or any form of Loop Sales Contract mutually agreed in writing to be acceptable by the Parties, shall be an “Eligible Contract.” Each such Proposed Contract that does not qualify as an Eligible Contract shall be a “Considered Contract.”

2.3 Acceptance of Proposed Contracts. All Eligible Contracts shall be deemed accepted by the Joint Venture Company and become a Transferred Contract on the date Loop delivers the Proposed Contract Notice for such Eligible Contract to the Joint Venture Company. In the event that the Proposed Contract Notice is a Considered Contract, the Joint Venture Company will have the right to review and determine whether to accept or reject the Considered Contract within ten (10) days following Joint Venture Company’s receipt of the Proposed Contract Notice (the “Review Period”). Joint Venture Company shall provide Loop with a written acceptance or rejection of each Considered Contract (“Acceptance Notice” or “Rejection Notice,” as applicable) within the Review Period, which acceptance or rejection shall be in Joint Venture Company’s sole discretion. If Joint Venture Company does not provide an Acceptance Notice or Rejection Notice to Loop within the Review Period, the Considered Contract will be deemed rejected by Joint Venture Company. Loop shall be entitled to present any rejected Considered Contract (whether deemed rejected or by receipt of a Rejection Notice) to an Alternate Producer on the same terms and conditions as those presented to Joint Venture Company. If Joint Venture Company provides an Acceptance Notice to Loop with respect to a Considered Contract during the Review Period, that Considered Contract shall become a Transferred Contract on the date Joint Venture Company provides that Acceptance Notice.

2.4 Assignment of Transferred Contracts. Promptly after the date a Proposed Contract becomes a Transferred Contract (the “Assignment Date”), Loop and Joint Venture Company shall execute and deliver an assignment and assumption agreement substantially in the form of Exhibit C attached to this Agreement (“Assignment”) pursuant to which Loop shall assign to Joint Venture Company all of Loop’s right, title, and interest in the Transferred Contract and Joint Venture Company shall assume all such rights and obligations. Without diminishing Joint Venture Company’s obligations to perform under a Transferred Contract pursuant to the assignment and assumption agreement, Joint Venture Company shall cause any applicable SPV to perform all of its assumed obligations under such Transferred Contract.

2.5 Customer Interface. Joint Venture Company shall fulfill all sales of Products under all Transferred Contracts, shall invoice Authorized Customers for all sales of Products under all Transferred Contracts, and shall use commercially reasonable efforts to collect the amounts due under such invoices. At Joint Venture Company’s request from time to time, Loop shall provide reasonable assistance to Joint Venture Company in such invoicing and collection process at Joint Venture Company’s expense.

2.6 Product Branding. Joint Venture Company shall, and shall cause each SPV to, mark and brand all containers, packaging and related collateral for the Licensed Products in accordance with the License Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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2.7 Exclusivity. Joint Venture Company shall not, and shall cause each SPV and each of their Affiliates not to, directly or indirectly, market or sell any Loop-branded Products or any Products produced using Licensed Subject Matter to any person or entity except to Authorized Customers pursuant to a Transferred Contract (the “Marketing and Sale Restriction”); provided that if at any time during the term of this Agreement, Loop has delivered Proposed Contract Notices that result in Transferred Contracts having binding purchase and supply obligations for less than [***] of the then existing actual production capacity of a Licensed Facility (taking into account Joint Venture Company’s reasonable forecasts based on customer requirements, seasonal variations, and other factors) in the subsequent three months (the “[***]”), Joint Venture Company may market and solicit orders for Licensed Products produced in such Licensed Facility directly to customers and potential customers and enter into supply contracts for the sale of Loop-branded Products or any Products produced using Licensed Subject Matter produced in such Licensed Facility with customers without being restricted by the Marketing and Sale Restriction. If at any subsequent time during the term of this Agreement Loop gives Joint Venture Party written notice that Loop is then capable of meeting, and is prepared to meet, the [***] and provides reasonable supporting information and documentation to Joint Venture Party with such notice, then at a date selected by Joint Venture Company that is within ninety (90) days after Joint Venture Company receives such written notice, the Market and Sale Restriction and the other provisions of this Section 2.7 shall go back into force. Nothing in this Section 2.7 shall relieve Loop of any of its obligations under this Agreement.

ARTICLE 3

LIMITATION OF LIABILITY

3.1 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, SPECIAL, INCIDENTAL, EXEMPLARY, STATUTORY, OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT. JOINT VENTURE COMPANY’S TOTAL CUMULATIVE LIABILITY TO THE LOOP PARTIES WITH RESPECT TO A TRANSFERRED CONTRACT, IN ALL CIRCUMSTANCES AND REGARDLESS OF THE THEORY OF RECOVERY, SHALL BE LIMITED TO THE AMOUNT OF ACTUAL, DIRECT, AND DOCUMENTED DAMAGES THE APPLICABLE AUTHORIZED CUSTOMER ACTUALLY RECOVERS FROM THE LOOP PARTIES UNDER THE TRANSFERRED CONTRACT BASED SOLELY ON JOINT VENTURE COMPANY’S BREACH OF SUCH TRANSFERRED CONTRACT. JOINT VENTURE COMPANY SHALL NOT HAVE ANY LIABILITY TO ANY LOOP PARTY WITH RESPECT TO ANY ELIGIBLE CONTRACT THAT DOES NOT BECOME A TRANSFERRED CONTRACT AS PROVIDED IN SECTION 2.3. NOTWITHSTANDING THE FOREGOING, NONE OF THE FOREGOING LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 3.1 SHALL BE AVAILABLE TO EITHER PARTY WITH RESPECT TO A BREACH OF SECTION 4, CONFIDENTIAL INFORMATION, OR FOR CLAIMS TO THE EXTENT THEY ARISE OUT OF A PARTY’S GROSS NEGLIGENCE, FRAUD, OR WILLFUL MISCONDUCT.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE 4

CONFIDENTIAL INFORMATION

4.1 Confidential Information. The term “Confidential Information” means any information disclosed by one Party to the other (i) prior to the date of this Agreement but with respect to the subject matter of this Agreement, or (ii) pursuant to this Agreement, in each case which is in written, graphic, machine readable or other tangible form and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one Party to the other pursuant to this Agreement, pro-vided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing Party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the receiving party.

4.2 Obligation. Each Party shall treat as confidential (as set forth herein) all Confidential Information of the other Party, and shall not use such Confidential Information except as contemplated in this Agreement or as otherwise authorized in writing. Each Party shall implement reasonable procedures to prohibit the unauthorized disclo-sure or misuse of the other Party’s Confidential Information and shall not intentionally disclose such Confidential Information to any third party except as may be necessary or useful in connection with the rights and obligations of such Party under this Agreement, and subject to confidentiality obligations similar to those set forth in this Article 4. Each of the Parties shall use at least the same procedures and degree of care that it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other Party under this Agreement, but in no event less than reasonable care.

4.3 Exclusions. Notwithstanding the foregoing, Confidential Information excludes information that:

(a) was publicly available at the time it was disclosed or becomes publicly available through no fault of the receiving Party;

(b) was known to the receiving Party, without similar confidentiality restriction, at the time of disclosure;

(c) is disclosed with the prior written approval of the disclosing Party;

(d) was independently developed by the receiving Party without any use of the Confidential Information of the disclosing Party; or

(e) becomes known to the receiving Party, without similar confidentiality restriction, from a source other than the disclosing Party without breach of this Agreement by the receiving Party.

4.4 Compelled Disclosure. The receiving Party may disclose the Confidential Information of disclosing Party if compelled to do so by law, a court or other authority; provided that the receiving Party shall give the disclosing Party prompt written notice so that the disclosing Party may take steps to oppose such disclosure.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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4.5 Confidentiality of Agreement. Each Party agrees that the terms and conditions, but not the existence, of this Agreement shall be treated as the other’s Confidential Information and that no public reference to the terms and conditions of this Agreement or to activities pertaining to this Agreement can be made without the prior written consent of the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the Parties; (iv) in public documents, in connection with the requirements of an initial public offering, secondary offering, or debt offering or any securities filing of the Parties; (v) in confidence, to accountants, banks, and financing sources and their advisors; (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

ARTICLE 5

TERM AND TERMINATION

5.1 Term. This Agreement begins on the Effective Date and shall continue indefinitely unless sooner terminated as provided in this Article 5.

5.2 Termination for Breach. If a Party commits a material breach of this Agreement, the non-breaching Party shall be entitled to terminate this Agreement if the breaching party does not cure the breach within thirty (30) days after the non-breaching party gives the breaching party written notice of the specific breach.

5.3 Other Termination. Either Party shall be entitled to terminate this Agreement by written notice to the other Party and IVH upon the dissolution of Joint Venture Company or upon termination of the License Agreement in accordance with its terms.

5.4 Effect of Termination; Survival. The rights and obligations of the Parties under the following Articles and Sections shall survive any expiration or termination of this Agreement: Article 1, Article 3, Article 4, Article 6 and Article 7, and this Section 5.4.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

6.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a) Organization. It is a corporation (or limited liability company) duly organized (or formed), validly existing and in good standing under the laws of its state of organization (or formation);

(b) Authority; Enforceability. It has full corporate (or limited liability company) power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby; its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all its requisite entity action; and it has duly executed and delivered this Agreement, and (assuming due authorization, execution and delivery by the other Party) this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms; and

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(c) No Conflicts; Consents. Its execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate or conflict with its organizational documents or (ii) violate or conflict with any provision of law or governmental order applicable to it; and no consent, approval, waiver or authorization is required to be obtained by it from any person (including any governmental authority) in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

6.2 NO OTHER REPRESENTATIONS. THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

ARTICLE 7

GENERAL PROVISIONS

7.1 Independent Contractors. The Parties are independent contractors. Nothing contained in this Agreement or done pursuant to this Agreement shall constitute either Party as the agent of the other Party for any purpose or in any sense whatsoever, or constitute the Parties as partners or joint venturers.

7.2 Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either Party unless mutually assented to in writing by both Parties.

7.3 Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be delivered by electronic transmission (email or fax) or prepaid air express or registered airmail, postage prepaid, to the following:

If to Loop:

Loop Industries, Inc.

480 rue Fernand-Poitras

Terrebonne, Quebec J6Y 1Y4

Canada

E-mail: apenta@loopindustries.com

Attention: Antonella Penta

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With a copy to:

Wilson Sonsini Goodrich & Rosati

1700 K Street NW, 5TH Floor

Washington, DC 20006

United States of America

E-mail: jclessuras@wsgr.com

Attention: James Clessuras

If to Joint Venture Company:

Indorama Loop Technologies, LLC

[***]

[***]

Email: ________________________________

Attention: _____________________________

With copies to:

Loop Innovations, LLC

c/o Loop Industries, Inc.

480 rue Fernand-Poitras

Terrebonne, Quebec J6Y 1Y4

Canada

E-mail: apenta@loopindustries.com

Attention: Antonella Penta

Indorama Ventures Holdings LP

4235 South Stream Boulevard,

Charlotte, NC 28217

Email: hunter.stamey@us.indorama.net

Attention: Hunter Stamey

Wilson Sonsini Goodrich & Rosati

1700 K Street NW, 5TH Floor

Washington, DC 20006

United States of America

E-mail: jclessuras@wsgr.com

Attention: James Clessuras

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and

Parker Poe Adams & Bernstein

401 S. Tryon Street

Suite 3000

Charlotte, NC 28202

E-mail: stevehunting@parkerpoe.com

Attention: Stephen R. Hunting

Each Party may change its address set forth above by written notice to the other.

7.4 Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, United States of America, without reference to conflict-of-laws principles.

7.5 Disputes. All disputes arising out of or in connection with this Agreement shall be finally settled in accordance with Section 13.11 of the LLC Agreement and such provisions shall be incorporated herein mutatis mutandis; provided that each reference to “Party” shall be deemed a Party hereunder notwithstanding them being different entities.

7.6 Waiver. Any failure by either Party to enforce at any time any terms and conditions of this Agreement shall not be considered a waiver of that Party’s right thereafter to enforce such terms and conditions or any other terms and conditions of this Agreement.

7.7 Severability. Should any clause, sentence, section, article or paragraph of this Agreement judicially be declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement.

7.8 Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns, but neither Party may assign this Agreement without the prior written consent of the other except to a person into which it has merged or who has otherwise succeeded to all or substantially all of the business and assets of the assignor, and who has assumed in writing or by operation of law its obligations under this Agreement.

7.9 Entire Agreement. This Agreement (including its Exhibits) sets forth the entire agreement between the Parties as to the subject matter hereof and supersedes all previous negotiations, agreements and writings in respect thereto and any usage of trade, and shall not be extended, supplemented or amended except by an instrument in writing duly executed by an authorized officer or representative of each Party.

7.10 Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate, as of the Effective Date, by their duly authorized officers or representatives.

Loop Industries, Inc.	Indorama Loop Technologies, LLC

By:	By:
Name:	Name:
Title:	Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

PROPOSED CONTRACT NOTICE

Loop Sales Contract:

Authorized Customer:

Licensed Facility/SPV:

Contract Eligibility Framework Criteria:

☐ Eligible Contract

☐ Considered Contract

[***]

Special terms and conditions of Considered Contract (i.e., terms and conditions materially affecting the above Commercial or Technical Aspects):

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

CONTRACT ELIGIBILITY FRAMEWORK

[***]

* The specific values for the criteria will be agreed by the Parties after the Effective Date, and may be revised from time to time upon the mutual written agreement of the Parties.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment”), dated as of __, 2018 (the “Assignment and Assumption Date”), is made by and between Loop Industries, Inc., a Nevada corporation with a principal place of business at 480 Fernand-Poitras, Terrebonne, Quebec, Canada (the “Assignor”), and Indorama Loop Technologies, LLC, a Delaware limited liability company with a principal place of business at [***] (the “Assignee”) (each of Assignor and Assignee is a “Party;” together they are the “Parties”).

RECITALS

A. On August __, 2018, the Parties entered into a Marketing Agreement (the “Marketing Agreement”) pursuant to which the Assignor may assign its rights and obligations under certain Loop Sales Contracts to the Assignee (capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Marketing Agreement).

B. Thereafter, the Assignor and [name of other party to sales contract] (the “Buyer”) entered into the Loop Sales Contract attached as Exhibit A pursuant to which, inter alia, the Assignor agreed to manufacture and deliver Loop-branded Product to the Buyer.

C. Pursuant to Section 2.4 of the Marketing Agreement, the Assignor desires to assign all rights and obligations under the Loop Sales Contract (the “Transferred Contract”) to the Assignee, and the Assignee desires to accept such assignment and assume such obligations on the terms and conditions of this Assignment.

In consideration of the mutual covenants in this Assignment, and other good and valuable consideration, the Parties agree as follows:

AGREEMENT

1. Assignment and Assumption.

a. The Assignor hereby assigns, transfers, and conveys to and in favor of the Assignee all of the Assignor’s right, title, and interest in, to, and under the Transferred Contract, together with its related rights, warranties, remedies, powers, and privileges (collectively, the “Assigned Rights”). The Assignee hereby accepts the Assigned Rights.

b. The Assignor hereby delegates and transfers to the Assignee all obligations of the Assignor under the Transferred Contract that accrue during the term of this Assignment (collectively, the “Assumed Obligations”). The Assignee hereby agrees to perform the Assumed Obligations in accordance with their terms.

2. Assignor Representations and Warranties. The Assignor represents and warrants that:

a. The Transferred Contract is in full force and effect and is enforceable in accordance with its terms;

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b. Exhibit A contains the entire agreement of the Assignor and Buyer relating to the Transferred Contract, and the Transferred Contract has not been amended or modified in any way;

c. There are no disputes, pending or threatened, related to the Transferred Contract;

d. No event or condition has occurred that is, or with the passage of time would be, a default under the Transferred Contract; and

e. Buyer has consented in writing to this Assignment, either in the express terms of the Transferred Contract or in a separate signed consent the Assignor has delivered to the Assignee.

3. SPV. The Assignee may assign the Assigned Rights and may delegate the Assumed Obligations to an SPV in accordance with the terms of the Marketing Agreement.

4. Counterparts. This Assignment may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument.

5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Delaware, United States of America, without reference to conflict-of-laws principles.

6. Further Assurances. Each Party shall, at its own expense, execute and deliver such other documents and perform such other acts as may be reasonably necessary to effect this Assignment.

7. Amendments. No alteration, amendment, waiver, cancellation, or any other change in any term or condition of this Assignment shall be valid or binding on either Party unless both Parties agree in writing.

8. Successors and Assigns. This Assignment shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns, but, except as provided in Section 3 above, neither Party may assign this Assignment without the prior written consent of the other Party.

9. Severability. Should any clause, sentence, section, article or paragraph of this Assignment judicially be declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Assignment.

10. No Third Party Beneficiaries. This Assignment is solely for the benefit of the Assignor and the Assignee and their successors and permitted assigns, and no right or cause of action shall accrue by reason hereof for the benefit of any third party.

(Signatures on next page)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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The Parties have caused this Assignment and Assumption Agreement to be executed in duplicate, as of the Assignment and Assumption Date, by their duly authorized officers or representatives.

Loop Industries, Inc.	Indorama Loop Technologies, LLC

By:	By:

Name:	Name:

Title:	Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

LOOP SALES CONTRACT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.